1 First-Quarter 2023 First Quarter Overall Net Sales $716.6M | 0.5% Diluted Earnings Per Share: $1.85 Adjusted Diluted Earnings Per Share: $1.98 Eric M. Green President and Chief Executive Officer Chair of the Board West Pharmaceutical Services, Inc. WST Q1 2023 Earnings Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non- U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. “We had a solid start to the year and are reaffirming our full-year organic sales growth outlook. We delivered strong performances in both our Generics and Pharma market units, as our teams are addressing certain longer-lead time factors. Our Biologics market unit had continued growth in base demand; however, these efforts were offset by an expected decline in COVID-19 related sales. Our capital spending program remains on track, and we expect high-value product (HVP) global capacity expansion projects to be completed throughout the rest of the year and in 2024, as we prepare for future demand growth from our customers.”

West Pharmaceutical Services, Inc. Eric M. Green President & CEO, Chair of the Board Bernard J. Birkett Senior VP & Chief Financial and Operations Officer First-Quarter 2023 Analyst Conference Call 9 a.m. Eastern Time | April 27, 2023

3 West Analyst Conference Call 9 a.m. Eastern Time April 27, 2023 A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com To participate on the call by asking questions to Management, please register in advance at: https://register.vevent.com/register/BIaaff23c7aa3a4a7688c5 b172cf804930 Upon registration, all telephone participants will receive the dial-in number along with a unique PIN number that will be used to access the call. A replay of the conference call and webcast will be available on the Company’s website for 30 days. These presentation materials are intended to accompany today’s press release announcing the Company’s results for the first-quarter 2023 and management’s discussion of those results during today’s conference call. WST Q1 2023 Earnings

4 Safe Harbor Statement This presentation and any accompanying management commentary contain “forward- looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development, operational performance and expectations regarding future events. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under our “Forward Looking Statements” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 Non-U.S. GAAP Financial Measures Trademarks and registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® and Daikyo CZ® are registered trademarks of Daikyo Seiko, Ltd. Daikyo Crystal Zenith technologies are licensed from Daikyo Seiko, Ltd. Trademarks WST Q1 2023 Earnings

6 Financial Highlights WST Q1 2023 Earnings • First quarter 2023 net sales of $716.6 million declined 0.5%; organic net sales growth of 2.3% • First quarter 2023 reported-diluted EPS of $1.85 compared to $2.29 in the same period last year; adjusted-diluted EPS of $1.98 compared to $2.30 in the same period last year

7 Faces of Philanthropy Award recipient for our long-time partnership with Community Volunteers in Medicine (CVIM) Rang the NYSE Opening Bell in honor of West’s 100th year Recipient of Best Aseptic Fill-Finish & Packaging Supplier Award at IMAPAC Opened new R&D Lab in Radnor, PA with competencies to support our capabilities in chemistry, material sciences and biology Launched West Ready Pack™ with Corning® Valor® RTU vials utilizing Stevanato Group’s EZ- fill® technology Introduced Daikyo CZ® 2.25mL insert needle syringe system Recipient of Commitment to Sustainability Award at Invest In Ireland Awards Announced sustainability partnership with NFL Philadelphia Eagles in support of the Field Goal Forest initiative Q1 2023 Business Highlights Recipient of Best Technologies Award at Interphex WST Q1 2023 Earnings

8 Capacity Investments making progress across the Globe Project Start Date Progress 2020-2021 2021-2022 2022-2023-2024 Completed On Track Phase I Phase II Phase III Phase IV Phase V WST Q1 2023 Earnings >Billions of Units of Increased Capacity for our Components 13 Sites Included 690 Pieces of Equipment & Tooling 110 Major Facility Modifications Molding Presses Mixing Lines Envision Autoclaves Pharma Wash Seal Assemblies

9 2023 Full-Year Guidance WST Q1 2023 Earnings 2023 Full-Year Guidance Consolidated Net Sales $2.965 - $2.990 billion Adjusted-Diluted EPS $7.50 to $7.65

10 First-Quarter 2023 Summary Results ($ millions, except earnings-per-share (EPS) data) Three Months Ended March 31 2023 2022 Reported Net Sales $716.6 $720.0 Gross Profit Margin 37.9% 39.5% Reported Operating Profit $155.3 $189.7 Adjusted Operating Profit (1) $164.9 $189.9 Reported Operating Profit Margin 21.7% 26.3% Adjusted Operating Profit Margin (1) 23.0% 26.4% Reported-Diluted EPS $1.85 $2.29 Adjusted-Diluted EPS (1) $1.98 $2.30 “Adjusted Operating Profit,” “Adjusted Operating Profit Margin” and “Adjusted-Diluted EPS” are Non-U.S. GAAP financial measures. See accompanying slides and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. (1) WST Q1 2023 Earnings

11 Overall Organic Net Sales Growth: 2.3% (Q1 2023) Proprietary Products Q1 2023 organic net sales remained flat while sales of high-value products declined 2.3% year over year BIOLOGICS GENERICS PHARMA Sales decline due to reduction in sales related to COVID-19 vaccines Sales led by high-value products, including Westar® components Sales led by high-value products, including Envision® and Westar® components and Admin Systems CONTRACT MANUFACTURING Organic sales growth of 14.4%, led by increase in sales of components related to injection-related devices (Double Digit) High Double-Digit Double DigitLow-Double Digit First-Quarter 2023 Organic Net Sales Growth WST Q1 2023 Earnings

12 Change in Consolidated Net Sales First-Quarter 2022 to 2023 ($ millions) WST Q1 2023 Earnings

13 Gross Profit Update ($ millions) Three Months Ended March 31, 2023 2022 Proprietary Products Gross Profit $247.8 $260.7 Proprietary Products Gross Profit Margin 42.5% 43.4% Contract-Manufactured Products Gross Profit $23.5 $23.9 Contract-Manufactured Products Gross Profit Margin 17.6% 20.1% Consolidated Gross Profit $271.3 $284.6 Consolidated Gross Profit Margin 37.9% 39.5% WST Q1 2023 Earnings

14 Cash Flow and Balance Sheet Metrics ($ millions) Cash Flow Items YTD Q1 2023 YTD Q1 2022 Depreciation and Amortization $31.6 $29.6 Operating Cash Flow $138.1 $151.2 Capital Expenditures $82.1 $65.8 Free Cash Flow $56.0 $85.4 Financial Condition March 31, 2023 December 31, 2022 Cash and Cash Equivalents $886.3 $894.3 Debt $208.3 $208.9 Equity $2,776.2 $2,684.9 Working Capital $1,402.3 $1,400.5 WST Q1 2023 Earnings

15 Execute. Innovate. Grow. Delivering Unique Value to Customers and Patients Global Operational Effectiveness Across the Network Accelerating Investments for the Future Making a Difference to Patient Health over the next Century WST Q1 2023 Earnings

16 Eric M. Green President and Chief Executive Officer, Chair of the Board Bernard J. Birkett Senior VP and Chief Financial and Operations Officer Quintin Lai VP, Corporate Strategy & Investor Relations Q & A

17 Notes to Non-U.S. GAAP Financial Measures The Non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. A reconciliation of these adjusted Non-U.S. GAAP financial measures to the comparable U.S. GAAP financial measures is included in the accompanying tables. For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. We may also refer to financial results excluding the effects of unallocated items. The re-measured results excluding effects from currency translation, the impact from acquisitions and/or divestitures, and the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures. WST Q1 2023 Earnings

18 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended March 31, 2023 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $155.3 $23.6 $140.0 $1.85 Unallocated items: Amortization of acquisition-related intangible assets 0.2 - 0.7 0.01 Asset impairment for planned sale of plant 9.4 - 9.4 0.12 Adjusted (Non-U.S. GAAP) $164.9 $23.6 $150.1 $1.98 WST Q1 2023 Earnings Three months ended March 31, 2022 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $189.7 $21.2 $173.8 $2.29 Unallocated items: Pension settlement - 0.1 0.5 - Amortization of acquisition-related intangible assets 0.2 - 0.7 0.01 Adjusted (Non-U.S. GAAP) $189.9 $21.3 $175.0 $2.30

19 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Organic Net Sales (1) ($ millions) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. (1) Three months ended March 31, 2023 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $583.1 $133.5 $- $716.6 Effect of changes in currency translation rates 17.8 2.3 - 20.1 Organic net sales (Non-U.S. GAAP) (1) $600.9 $135.8 $- $736.7 WST Q1 2023 Earnings

20 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2022 Actual 2023 Guidance % Change Reported-diluted EPS (U.S. GAAP) $7.73 $7.34 to $7.49 (5.0%) to (3.1%) Restructuring and related charges 0.29 - Pension settlement 0.42 - Amortization of acquisition-related intangible assets 0.04 0.04 Cost investment activity 0.05 - Royalty acceleration (0.02) - Tax law changes 0.07 Asset impairment for planned sale of plant - 0.12 Adjusted-diluted EPS (Non-U.S. GAAP) (1) $8.58 $7.50 to $7.65 (12.6%) to (10.8%) (1) See “Full-year 2023 Financial Guidance” and “Non-U.S. GAAP Financial Measures” in today’s press release for additional information regarding adjusted-diluted EPS. We have opted not to forecast 2023 tax benefits from stock-based compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In the first-quarter 2023, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.15. Any future tax benefits associated with stock-based compensation that we receive in 2023 would provide a positive adjustment to our full-year EPS guidance. In 2022, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.22. WST Q1 2023 Earnings